Exhibit 10.25
[Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.]
STATEMENT OF WORK NO. 1
THIS STATEMENT OF WORK NO. 1 (“SOW”) is made as of June 13, 2025 (“SOW Effective Date”) by and between Corcept Therapeutics Incorporated, a Delaware corporation (“Corcept”), and Curant Health Georgia, LLC, a Georgia limited liability company (“Curant,” and together with all of Curant’s licensed pharmacy locations listed in the Agreement (as defined below), “Pharmacy”) pursuant to that certain Pharmacy Master Services Agreement between the Parties dated June 13, 2025 (“Agreement”), the terms and conditions of which are incorporated herein.
1.TERM AND TERMINATION
This SOW will commence on the SOW Effective Date and will continue for a period of two (2) years unless terminated earlier in accordance with this SOW or the Agreement (“SOW Initial Term”). Thereafter, this SOW shall automatically renew for successive one (1) year periods (each, an “SOW Renewal Term” and together with the SOW Initial Term, the “SOW Term”). At the end of [**] of the SOW Term, the Parties may negotiate pricing [**]. This SOW may be terminated by either Party upon [**] days’ prior written notice. In the event the Agreement terminates for any reason, this SOW shall automatically terminate without any further action by the Parties.
2.FEES, AUTHORIZED EXPENSES, AND PAYMENT SCHEDULE
As payment for Pharmacy’s performance of the Services, Corcept shall pay Pharmacy the Fees set forth in Exhibit A (Fees and Payment Schedule) in accordance with Article 1 of the Agreement.
3.DEFINITIONS
For purposes of this SOW, the following terms have the meanings set forth below. Capitalized terms used in this SOW and not defined in this SOW will have the meanings assigned to such terms in the Agreement.
“Data” means data provided by Pharmacy to Corcept or its agents under this SOW that has either undergone de-identification in accordance with 45 C.F.R. § 164.514(b) or is otherwise authorized to be provided, as specified in Exhibit B.
“Products” means KORLYM® (mifepristone), NDC Number: 76346-073-01 and 76346-073-02; and Corcept’s authorized generic mifepristone, NDC Number: 76346-654-03.
“Pharmacy Clinical Personnel” means pharmacy staff members employed or contracted by Pharmacy who provide Services on Pharmacy’s behalf in connection with this SOW.
“Data Vendor” means an entity with which Corcept has entered into a written agreement to review, validate or otherwise analyze the Data contained with the reports provided hereunder.

“Patient Enrollment” means a dispense of Product to a patient that has not received a dispense of Product from Pharmacy within [**] days.
4.PROGRAM OVERVIEW
4.1Services Generally. As set forth in this SOW, Pharmacy shall fill prescriptions for the Products and provide additional services as described herein. The detailed processes, procedures and requirements governing the Services will be specified in [**]. To the extent that the Services involve the processing of Personal Data by Pharmacy on behalf of Corcept (as defined in the Data Processing Agreement [DPA] attached as Exhibit B to the Agreement), the provisions of the DPA shall apply. For patients who have provided Corcept or its hub with an effective consent (“Consented Patients”), Corcept, through its hub team, will provide certain patient support services related to the Products, including [**] (“Hub Services”).
For patients who are not Consented Patients, Hub Services will be provided by Pharmacy as part of the Patient Success Program described herein and in [**]. The Parties estimate that [**] of enrolled patients will be Consented Patients. Corcept and Pharmacy will coordinate appropriate sharing of information to ensure streamlined processing and support of all patient enrollments from initiation to product shipment to the extent permitted by applicable law.
4.2Services Related to Corcept’s Patient Programs. As further detailed in [**], Pharmacy will provide certain services related to the administration of Corcept’s patient programs (the “Patient Programs”), which include:
•Starter Program – For U.S. patients with [**].
•Patient Assistance Program - For U.S. patients who [**]. These patients must also [**] and must have been prescribed Korlym or mifepristone for an on-label indication.
•Co-pay Assistance Program - For U.S. patients with [**]. They must have been prescribed Korlym or mifepristone for an on-label indication and have not [**].
Corcept represents and warrants that: (i) Corcept is solely responsible for the design of the Patient Programs including all eligibility criteria as well as the manner in which patients’ eligibility is determined; (ii) each of the Patient Programs, if implemented and operated as designed, complies with all applicable laws, rules and regulations, including, without limitation, anti-kickback and anti-remuneration laws, rules and regulations, the Civil Monetary Penalties statute (42 U .S.C. § 1320a-7a) and the AKS, and privacy laws, rules and regulations; and (iii) Corcept shall be solely responsible for legal compliance of each of the Patient Programs; Pharmacy’s role in connection with the Patient Programs is solely administrative, and that Corcept shall indemnify Pharmacy in accordance with Section 8 of the Agreement for any claims arising out of Pharmacy’s administration of the Patient Programs in accordance with the rules of such Programs as outlined in this SOW and [**].

With respect to the Patient Programs, Pharmacy shall have no responsibility or liability for (i) the accuracy or inaccuracy of information provided by or on behalf of any patient in connection with the enrollment process, (ii) non-compliance by any patient with the terms, conditions and restrictions of any Patient Programs, (iii) the validity of any consent, agreement or authorization communicated by or on behalf of any patient in connection with the enrollment process for any Patient Program,(iv) failure of any patient to meet the eligibility requirements of any Patient Program; or (v) the Patient Programs’ compliance with any state or federal laws, rules or regulations or with the requirements or restrictions of any payor.
5.CORE ACTIVITIES
Pharmacy represents and warrants to Corcept that it provides the following Core Activities:
[**]
6.ENHANCED SERVICES
Pharmacy shall provide the following Services to Corcept in accordance with the terms set forth below, and in accordance with the service levels outlined in Exhibit C (Service Level Agreements (SLAs)). Pharmacy shall ensure only competent and properly qualified persons with the appropriate degree of expertise and licensure will perform Services.
6.1Implementation
[**]
Pharmacy will assign a qualified Implementation Project Manager (IPM) to serve as the primary point of contact for Corcept during the implementation phase and up to 90-days post go live. The IPM will interact and communicate with the designee who will represent the interests of Corcept. The IPM will have the following responsibilities:
[**]
6.2Patient Success Program
[**]
6.3Pharmacy Program Operations Services.
[**]
6.4Program Management
[**]
6.5Data Management and Reporting.
[**]

6.6Potential Adverse Events/Product Quality Complaints
[**]

An authorized representative of each undersigned Party has signed this SOW, intending to be bound hereby.

CORCEPT THERAPEUTICS INCORPORATED		CURANT HEALTH GEORGIA, LLC

By:	/s/ J.D. Lyon	By	/s/ Patrick Dunham

Name:	J.D. Lyon	Name:	Patrick Dunham

Title:	Chief Pharmacy and Technology Officer	Title:	President & CEO

Date	6/17/2025	Date	6/17/2025

Exhibit A
Fees and Payment Schedule

Specialty Pharmacy Implementation Fees
Implementation Fees	Description	Frequency	Price
[**]	[**]	[**]	[**]
Total Implementation Fees			[**]
All Implementation Fees invoiced upon [**].

Patient Success Program

The parties agree and acknowledge that the Fees for the Services conducted as part of the Patient Success Program are designed to reflect the additional labor required of Pharmacy and its personnel in connection with increased New Patient Enrollments, and are not intended to provide additional compensation based on the volume or value of referrals.

Service Fees	Frequency	Yr 1	Yr 2	Yr 3
[**]	[**]	[**]	[**]	[**]

Pharmacy Operations Program
Service Fees	Frequency	Yr 1	Yr 2	Yr 3
[**]	[**]	[**]	[**]	[**]

PAP and Starter Program
Service Fees	Frequency	Yr 1	Yr 2	Yr 3
[**]	[**]	[**]	[**]	[**]

Program & Account Management •Includes a dedicated Program Manager (Section 6.4 a) •Includes an assigned Account Manager (Section 6.4 b)
Service Fees	Frequency	Yr 1	Yr 2	Yr 3
[**]	[**]	[**]	[**]	[**]

Data Reporting
•Includes operational and patient status reporting (Section 6.5 a)
•Includes error and failure resolution services (Section 6.5 c)
•Includes dispense reconciliation process (Section 6.5 d)
•Includes timeliness, accuracy and completeness services (Section 6.5 e)
•Includes adverse event/ product quality complaint reporting (Section 6.6)

Service Fees	Frequency	Yr 1	Yr 2	Yr 3

[**]	[**]	[**]	[**]	[**]

Shipping Fees [**]	Frequency	Cost
Includes: [**]	[**]	[**]

[**]

Exhibit B
Data Specifications Document
Data will be provided by Pharmacy in accordance with the specifications set forth in the document located at:
[**]
Changes to the specifications require agreement by the Parties in writing.

Exhibit C
Service-Level Agreements (SLAs)
Pharmacy will meet the service levels defined in this Exhibit C in its performance of Services. SLAs are measured on a [**] basis.
Operational SLAs:

Operational Metrics	Measurement	Time Period
[**]	[**]	[**]

Exhibit D
[**] SERVICES

1. DEFINITIONS
[**]
2. SUPPLY
Section 2.1    Provision of Product [**]
Section 2.2    Supply of [**] Product to Pharmacy
[**]
Section 2.3    Title and Risk of Loss of [**] Product
[**]
3. SERVICES
Section 3.1    Inventory Maintenance
[**]
Section 3.2    Dispensing
[**]
Section 3.3    Data
[**]
4. PAYMENTS
4.1    Amounts Received from Patients, Third-Party Payors, Vendor for Dispensed Products
[**]
Section 4.2    Monthly Invoice for Fees, Remittance Amounts
[**]

Exhibit E
Financial Reports
[**]

Exhibit F
Adverse Event and Product Quality Complaint Reporting Agreement
1.0 DEFINITIONS
1.1 Adverse Event – [**]
1.2 Date of awareness – [**]
1.3 Product Quality Complaint – [**]
2.0AE AND PQC COLLECTION
[**]
2.1 Adverse Event Collection
[**]
2.2 Product Quality Complaint Collection
[**]
3.0 AE AND PQC REPORTING
[**]
4.0 RECONCILIATION REPORTS
[**]
5.0 PROCEDURES
[**]
6.0 QUALITY CONTROL
[**]
7.0 TRAINING
[**]
8.0 COMPLIANCE
[**]
9.0 RECORD RETENTION:
[**]

Exhibit G
Adverse Drug Experience Report Form
[**]